UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2013

CF Industries Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

4 Parkway North, Suite 400
Deerfield, IL	60015
(Address of principal	(Zip Code)
executive office)

Registrant’s telephone number, including area code (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted in Item 5.07 of this Current Report on Form 8-K, at the 2013 annual meeting of stockholders of CF Industries Holdings, Inc. (the “Company”) held on May 14, 2013 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to eliminate the Company’s classified board structure.  Directors elected at the Annual Meeting and thereafter will be elected for one-year terms at each annual meeting of stockholders.  Beginning with the Company’s 2015 annual meeting of stockholders, all directors will be elected on an annual basis.  The Charter Amendment was filed with the Secretary of State of the State of Delaware on May 14, 2013 and became effective as of May 14, 2013.

In addition, on May 14, 2013 and effective as of that date, the board of directors of the Company adopted Amendment No. 2 to the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”) to eliminate the Company’s classified board structure consistent with the Charter Amendment.

The foregoing description is qualified in its entirety by the full text of the Charter Amendment and the Bylaws Amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As noted in Item 5.03 of this Current Report on Form 8-K, the Company held its 2013 annual meeting of stockholders on May 14, 2013.  The final results of the items submitted to a vote of stockholders are as follows:

1.                                      The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s board of directors (the “Charter Amendment”):

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Charter Amendment	43,506,783	90,060	156,689	3,402,226

2.                                      The election of three class II directors to serve until the 2014 annual meeting of stockholders:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert C. Arzbaecher	39,920,097	1,407,164	2,426,271	3,402,226
Stephen J. Hagge	40,828,232	1,133,613	1,791,687	3,402,226
Edward A. Schmitt	39,575,013	1,354,380	2,824,139	3,402,226

3.                                      The advisory vote regarding the compensation of the Company’s named executive officers:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote on executive compensation	40,492,383	3,041,443	219,706	3,402,226

4.                                      The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2013:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of KPMG as independent auditors	46,108,745	899,085	147,928	—

5.                                      Stockholder proposal regarding simple majority voting standard:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal	35,623,684	7,962,328	167,520	3,402,226

6.                                      Stockholder proposal regarding adoption of a policy on board diversity:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal	18,955,837	18,434,077	6,363,618	3,402,226

7.                                      Stockholder proposal regarding issuance of a report on political use of corporate assets:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal	25,079,125	12,943,718	5,730,689	3,402,226

8.                                      Stockholder proposal regarding issuance of a sustainability report:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal	25,019,015	12,308,953	6,424,564	3,402,226

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of CF Industries Holdings, Inc. effective as of May 14, 2013
3.2	Amendment No. 2 to the Amended and Restated Bylaws of CF Industries Holding, Inc. effective as of May 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2013	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of CF Industries Holdings, Inc. effective as of May 14, 2013
3.2	Amendment No. 2 to the Amended and Restated Bylaws of CF Industries Holding, Inc. effective as of May 14, 2013